  Exhibit 99.1

Fusion Announces Leadership Transition

Kevin Brand Appointed Interim Chief Executive Officer and Promoted to President and Chief Operating Officer

ATLANTA, GA – October 7, 2019 -- Fusion (OTC-MKTS: FSNNQ), a leading provider of cloud services, today announced that the company’s Board of Directors has appointed Kevin Brand, most recently Fusion’s Senior Vice President – Customer Experience, as interim Chief Executive Officer. Mr. Brand succeeds Matthew Rosen, who has resigned as Chief Executive Officer. Mr. Rosen will continue to serve as Chairman of the company’s Board of Directors until Fusion has emerged from its chapter 11 process to ensure a smooth transition. Fusion’s board will undertake a search to identify the company’s next CEO.

Additionally, the Board has promoted Mr. Brand to the position of President and Chief Operating Officer of Fusion, succeeding Russell P. Markman who has resigned as President and COO. Both Mr. Rosen and Mr. Markman will serve as advisors to Fusion’s executive management team during a transition period after the company’s emergence from chapter 11.

Mr. Brand joined Fusion as part of the company’s acquisition of the Cloud and Business Services business of Birch Communications Holdings, Inc. (“Birch”) in May 2018. He has more than 30 years of experience in the communications and technology industry, having led businesses through a wide range of lifecycles including those generating mature revenue streams in excess of $700 million annually, while focusing on new product development and cash flow generation.

Mr. Brand stated, “Fusion today has a unique opportunity as we evolve our business, while at the same time completing our financial restructuring with a significantly enhanced capital structure. We have continued to win new customers and improve our service levels throughout the restructuring process, and will have the financial strength and flexibility needed to innovate and adapt in ways that allow us to even better serve our customers in the future. I look forward to working with the entire Fusion team, as well as our partners and customers, to profit from the many opportunities in front of us.”

Prior to joining Birch in 2017, Mr. Brand spent 15 years in leadership roles at EarthLink including EVP, Business Services, Consumer Products and Support, where he led the Consumer Internet Business and the Small Business Services Unit, as well as Customer Support and Service Delivery. Previously, he led EarthLink’s Network Operations and Network Engineering teams. Earlier in his career, Mr. Brand held senior roles at AT&T and started his career at Bell Labs. Mr. Brand holds a B.S. in Systems Science and Mathematics from Washington University in St. Louis and an M.S. in Operations Research from the University of California at Berkeley.

Fusion’s board stated: “Matt’s vision and leadership have been instrumental in driving Fusion’s strategy, innovation and growth. We are thankful for his past contributions and look forward to his continued contributions to the success of the company as Chairman.”

Mr. Rosen stated, “Now that Fusion has a clear path to complete its financial restructuring this calendar year, I have decided that it is the right time for me to pursue new challenges. I have had the privilege to lead Fusion through its transformation from a $2 million telecommunications carrier to a leading software and cloud services provider generating over $525 million in annual revenue. I am also grateful to Russell for keeping our core operations strong over the years and throughout this process and for the significant operational improvements that will serve as a foundation for the company’s future. We have created an industry-leading business with a significant market opportunity based on a strong product and service portfolio, a large and valuable customer base, and a great group of technology professionals.”

Mr. Rosen continued, “Kevin has been an important member of Fusion’s executive team, managing the successful integration of the Customer Care organization following the acquisitions of Birch and MegaPath while delivering solid improvements in operating performance, customer satisfaction and churn. His diverse set of skills in management, operations, customer support, service delivery, product management, and network engineering positions him well to lead the company.”

About Fusion

Fusion, a leading provider of integrated cloud solutions to small, medium and large businesses, is the industry's Single Source for the Cloud®. Fusion’s advanced, proprietary cloud service platform enables the integration of leading edge solutions in the cloud, including cloud communications, contact center, cloud connectivity and cloud computing. Fusion’s innovative, yet proven cloud solutions lower our customers’ cost of ownership and deliver new levels of security, flexibility, scalability and speed of deployment. For more information, please visit www.fusionconnect.com.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Press Release constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors and the company’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to: the terms of the potential transactions contemplated by the RSA, the Second Amended Plan and the Second Amended Disclosure Statement. the Chapter 11 Cases and Court proceedings. management’s strategy, plans, opportunities, objectives, expectations, or intentions. and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact. Capitalized terms used in this section have the meaning given such terms in the company’s Second Amended Plan and Second Amended Disclosure Statement, on file with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”)

These forward-looking statements are based on the company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the outcome of any potential transactions or strategic initiatives the Company considers. Risks and uncertainties relating to the proposed restructuring include: ability of the company to comply with the terms of the RSA and the DIP Credit Agreement, including completing various stages of the restructuring within the dates specified in the RSA and DIP Credit Agreement, as amended. ability of the company to obtain and maintain requisite support for the Second Amended Plan from the required Voting Classes. ability of the Second Amended Plan to satisfy all requirements necessary for confirmation by the Bankruptcy Court. ability of the company to successfully execute the transactions contemplated by the RSA, the Second Amended Plan and/or the Second Amended Disclosure Statement without substantial disruption to its business. high costs of bankruptcy proceedings and related fees, including the risk that the restructuring will take longer than anticipated. actions and decisions of the company’s creditors and other third parties who have interests in the Chapter 11 Cases that may be inconsistent with the company’s operational and strategic plans. ability of the company to continue as a going concern. and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the company to conduct its business. Important assumptions and other important factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail in the risk factors set forth in Exhibit 99.3 to Fusion’s Current Report on Form 8-K filed on July 2, 2019 with the Securities and Exchange Commission (the “SEC”) and other filings with the SEC.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the company or any other person that the results or conditions described in such statements or the company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the company would make additional updates or corrections thereafter.

Fusion Contact
Brian Coyne
pr@fusionconnect.com